PROSPECTUS | MARCH 19, 2013

AllianceBernstein Government Reserves Portfolio
(Shares Offered--Exchange Ticker Symbol)

 (Class 1--AGRXX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                     [LOGO]
                                       AB
                                   BERNSTEIN
                            Global Wealth Management
                        A unit of AllianceBernstein L.P.

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
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APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION. A-1

SUMMARY INFORMATION
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ALLIANCEBERNSTEIN GOVERNMENT RESERVES PORTFOLIO
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SHARES OF THE FUND ARE NOT AVAILABLE FOR PURCHASE PRIOR TO MAY 1, 2013.

INVESTMENT OBJECTIVE
The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases             None
-----------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                         None
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Maximum Sales Charge (Load) Imposed on Reinvested Dividends  None
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Exchange Fee                                                 None
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ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                    CLASS 1
-------------------------------------------------------------------------------------------
Management Fees                                                                       .20%
Distribution and/or Service (12b-1) Fees                                              .10%
Other Expenses:
  Other Expenses                                                                      .12%
                                                                                    ------
Total Other Expenses(a)                                                               .12%
                                                                                    ------
Total Annual Fund Operating Expenses                                                  .42%
                                                                                    ======
Fee Waiver and/or Expense Reimbursement(b)                                          (.23)%
                                                                                    ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement    .19%
                                                                                    ======
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(a)Total Other Expenses are based on estimated amounts for the current fiscal year.
(b)The Adviser has contractually agreed through May 1, 2014 to waive its fee and bear certain expenses incurred by Class 1 shares of the Fund so that total expenses (excluding interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs and the fees and expenses of registered investment companies or series thereof in which the Fund invests ("Acquired Funds") other than investment advisory fees of Acquired
   Funds for which the Adviser serves as investment adviser) do not exceed, on an annualized basis, 0.19% of average daily net assets.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver remains in effect as agreed upon. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               CLASS 1
----------------------
After 1 Year     $19
After 3 Years    $87
----------------------

PRINCIPAL STRATEGIES:
The Fund is a "money market fund" that seeks to maintain a stable net asset value, or NAV, of $1.00 per share although there is no guarantee that the Fund will maintain a NAV of $1.00 per share.

The Fund invests at least 80% and normally substantially all of its net assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest)
("U.S. Government securities"). This policy may not be changed without 60 days'
prior written notice to shareholders. In addition, the following instruments will be considered U.S. Government securities for purposes of this policy:

..  repurchase agreements related to U.S. Government securities; and

..  commitments to purchase U.S. Government securities on a when-issued basis.

As a money market fund, the Fund must meet the requirements of the Securities and Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict conditions on the investment quality, maturity, diversification and liquidity of the Fund's investments. Among other things, Rule 2a-7 requires that the
Fund's investments have (i) a remaining maturity of no more than 397 days unless otherwise permitted by Rule 2a-7, (ii) a weighted average maturity that does not exceed 60 days, and (iii) a weighted average life that does not exceed
120 days. For purposes of calculating weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the life of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments. Rule 2a-7 imposes liquidity standards that require the Fund to hold at least 10% and 30% of its total assets in daily liquid assets and weekly liquid assets, respectively, as defined in Rule 2a-7. Rule 2a-7 also limits the Fund's investments in illiquid securities to 5% of its total assets.

PRINCIPAL RISKS:
..  MONEY MARKET FUND RISK: Money market funds are sometimes unable to maintain a NAV at $1.00 per share and, as it is generally referred to, "break the buck". In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund's shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck.
   In addition, you should be aware that significant redemptions by large investors in the Fund could have a material adverse effect on the Fund's other shareholders. The Fund's NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk. Financial regulators continue to evaluate the rules governing money market funds, including Rule
   2a-7. It is possible that regulatory changes could significantly impact the money market fund industry generally and, therefore, could affect the operation or performance of the Fund.

..  INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Fund's investments in short-term securities. A decline in interest rates will affect the Fund's yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields.
   Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates on U.S. Government securities remain low for an extended period of time, the Fund may have difficulties in maintaining a positive yield, paying expenses out of Fund assets, or maintaining a stable $1.00 NAV.

..  CREDIT RISK: Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund's investments include U.S. Government securities or related repurchase agreements, which have minimal credit risk compared to other investments.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Fund from selling out of these securities at an advantageous time or price.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible that you may lose money by investing in the Fund.

PERFORMANCE INFORMATION
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

                                                                     INITIAL   SUBSEQUENT
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Class 1 Shares (only available to private clients of Sanford C.      $100,000    None
Bernstein & Co. LLC, and the Bernstein Global Wealth Management
unit of the Adviser ("Bernstein") and certain institutional clients of the Adviser)
------------------------------------------------------------------------------------------

                                                                             5

You may sell (redeem) your shares each day the New York Stock Exchange (the
"Exchange") is open by contacting your Bernstein Advisor.

TAX INFORMATION
The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Shares of the Fund are offered through the Adviser's private client channel and institutional channel and are generally not sold through intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INVESTING IN THE FUND
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SHARES OF THE FUND ARE NOT AVAILABLE FOR PURCHASE PRIOR TO MAY 1, 2013.

This section discusses how to buy, sell or redeem, or exchange shares of the
Fund. The Fund offers one class of shares in this Prospectus.

HOW TO BUY SHARES
The purchase of the Fund's shares is priced at the next-determined NAV after your order is received in proper form.

Class 1 shares are generally sold only to the private clients ("Clients") of
Bernstein by Bernstein registered representatives ("Bernstein Advisors") and certain institutional clients of the Adviser. The Adviser may permit certain larger investors who are not Clients or institutional clients of the Adviser to invest in Class 1 shares. The minimum initial investment for Class 1 shares is
$100,000. The Adviser reserves the right to waive the investment minimum on
Class 1 shares. There is no minimum amount for subsequent investments in the
Fund although the Fund reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Fund in the shares of the Fund.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein that is invested solely in the
Fund will be invested in the Fund without regard to the minimum investment requirement.

Generally, to purchase Class 1 shares, you must open a discretionary account through a Bernstein Advisor (unless you currently have an account with
Bernstein) and pay for the requested shares. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Procedures relating to discretionary accounts are outlined in the
Bernstein Investment Management Services and Policies brochure available on the
Bernstein website at www.Bernstein.com. These procedures may not apply to certain institutional clients of the Adviser.

Payment may be made by wire transfer or check. All checks should be made payable to the Fund. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

OTHER PURCHASE INFORMATION
Your Bernstein Advisor or other financial intermediary must receive your purchase request by the Fund Closing Time, which is 1:30 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV.

REQUIRED INFORMATION
The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or
FINRA, member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the
Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund
Application.

GENERAL
AllianceBernstein Investments, Inc. ("ABI") or Bernstein may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12b-1) FEES
The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of Rule 12b-1 and/or service fees for the Fund's Class 1 shares is .10%. Class 1 shares are not subject to any initial sales charge or contingent deferred sales charge, although your financial advisor may charge a fee.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class 1 shares made through your Bernstein
Advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other
AllianceBernstein Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Ex-

                                                                             7

changes of shares are made at the next-determined NAV, including any applicable sales charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm your telephone exchange request by the Fund Closing Time on that day.
The Fund may modify, restrict or terminate the exchange privilege on 60 days'
written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open by sending a written request to Bernstein or your
Bernstein Advisor. Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets Bernstein's requirements (such as a commercial bank that is a member of the Federal Deposit
Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by Bernstein in certain instances. Bernstein may waive the requirement that a redemption request must be in writing. Bernstein may request further documentation from corporations, executors, administrators, trustees or guardians. Your sale price will be that day's NAV, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. The sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until Bernstein is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SALE IN-KIND
The Fund normally pays proceeds of a sale of Fund shares in cash. However, the
Fund has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the Fund's Statement of Additional Information ("SAI").

AUTOMATIC SALE OF YOUR SHARES
Under certain circumstances, Bernstein may redeem your Class 1 shares of the
Fund without your consent. Maintaining small shareholder accounts is costly.
Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60 days' prior written notice, sell your remaining Class 1 shares in the Fund and close your account. The Adviser will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

SYSTEMATIC WITHDRAWAL PLAN
A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more.
The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Fund's discretion. For further information, call your Bernstein Advisor at (212) 486-5800.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. As a money market fund that seeks to maintain a constant NAV of $1.00 per share, the
Fund is not an effective vehicle for short-term trading activity. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

HOW THE FUND VALUES ITS SHARES
The Fund's NAV, which is the price at which shares of the Fund are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed;
however, the Fund may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Fund) and calculating the NAV even on days that the Exchange is closed in the following circumstances:

1) The Federal Reserve System is open;

2) The primary trading markets for the Fund's portfolio instruments are open;
   and

3) The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the
Fund closes for business on that day.

To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost.
This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New
York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2012 totaling approximately $430 billion (of which approximately $83 billion represented assets of investment companies). As of December 31, 2012, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 27 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 33 registered investment companies managed by the Adviser, comprising approximately 120 separate investment portfolios, had as of
December 31, 2012, approximately 2.7 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund will pay the
Adviser a fee at an annualized rate of .20% of the Fund's average daily net assets. The Adviser has contractually agreed through May 1, 2014 to waive its fee and bear certain expenses incurred by Class 1 shares of the Fund so that total expenses (excluding interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs and the fees and expenses of registered investment companies or series thereof in which the Fund invests
("Acquired Funds") other than investment advisory fees of Acquired Funds for which the Adviser serves as investment adviser) do not exceed, on an annualized basis, 0.19%, of average daily net assets.

                                                                             9

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Fund's net income is calculated at 4:00 p.m., Eastern time, each day the
Exchange is open for business and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account.
These additional shares are entitled to dividends on following days resulting in compounding growth of income.

The Fund expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For
Federal income tax purposes, the Fund's dividend distributions of net income
(or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any distributions attributable to long-term capital gains of the Fund may be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Fund will send tax information to shareholders stating the amount and type of all of its distributions for the year. The Fund is required to withhold 28% of taxable dividends, capital gains distributions, if any, and redemptions paid to shareholders who have not provided the Fund with their correct taxpayer identification number. To avoid this, a shareholder must provide a correct Tax Identification Number.

You are encouraged to consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer as permitted by federal securities law.
The Fund reserves the right to close small accounts.

Transfer Agency Services. ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Portfolio Holdings. Detailed information about the Fund's portfolio holdings as of the last day of the most recent calendar month is posted on the Adviser's website at www.AllianceBernstein.com/abcom/Product_Center/3_Vehicle/MF/Money
Markets/Exchange_ Reserves.htm (click on "Literature" then "Money Market
Holdings"). This information is updated within five business days after the end of each month and will remain available online for at least six months. The information provides a link to the Commission's website where the most recent
12 months of publicly available information filed by the Fund may be obtained.
The Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.

                                                                             11

FINANCIAL HIGHLIGHTS
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Financial highlights information is not available because the Fund had not yet commenced operations as of the date of this Prospectus.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

A settlement agreement between the Adviser and the New York State Attorney
General requires the Fund to include the following supplemental hypothetical investment information which provides additional information calculated and presented in a manner different from expense information found under "Fees and
Expenses of the Fund" in this Prospectus about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the
Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class 1 shares of the Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund is the same as stated under "Financial Highlights". If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Investor Resources--Calculators--Mutual
Funds--Hypothetical Fee and Expense Calculator" on www.AllianceBernstein.com.
Your actual expenses may be higher or lower.

--------------------------------------------------------------------------------
                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 19.95     $10,480.05
   2             10,480.05      524.00    11,004.05     46.22      10,957.83
   3             10,957.83      547.89    11,505.72     48.32      11,457.40
   4             11,457.40      572.87    12,030.27     50.53      11,979.74
   5             11,979.74      598.99    12,578.73     52.83      12,525.90
   6             12,525.90      626.30    13,152.20     55.24      13,096.96
   7             13,096.96      654.85    13,751.81     57.76      13,694.05
   8             13,694.05      684.70    14,378.75     60.39      14,318.36
   9             14,318.36      715.92    15,034.28     63.14      14,971.14
   10            14,971.14      748.56    15,719.70     66.02      15,653.68
   --------------------------------------------------------------------------
   Cumulative                $6,174.08                $520.40

* Expenses are net of any fee waiver or expense waiver for the first year per the Adviser's fee waiver agreement. Thereafter, the expense ratio reflects the Fund's operating expenses before fee waiver as reflected under "Fees and
  Expenses of the Fund" in the Summary Information at the beginning of this
  Prospectus.

                                                                            A-1

For more information about the Fund, the following documents are available upon request:

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange
Commission (the "Commission"):

..  Call the Commission at 1-202-551-8090 for information on the operation of the Commission's Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's
   Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Fund on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-02383
                                                                  PRO-0144-0513

                                    [GRAPHIC]